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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2004
                                                         ----------------

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

           New York                    1-5893              13-5651322
 ----------------------------       ------------       -------------------
 (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)            File Number)       Identification No.)

       1115 Broadway, New York, New York                        10010
------------------------------------------------          ------------------
   (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 6, 2004, the board of directors of Movie Star, Inc.
("Company") adopted a Non-Employee Director Compensation Plan, effective January
1, 2005.

         The Non-Employee Director Compensation Plan applies solely to non-employee directors of the Company. Each non-employee director will receive
(i) an annual stipend of $20,000, payable quarterly in arrears, (ii) $2,000 per day for board or committee meetings attended in person, regardless of the number of meetings held that day and (iii) $1,000 per meeting for board or committee meetings attended telephonically, unless two or more teleconference call meetings are held back-to-back on the same call, in which case each non-employee director will receive $1,000 for the entire call. Payment of the annual stipend and meeting fees will be made, at the election of each non-employee director, by
January 10th of each calendar year, in cash and/or shares of the Company's common stock under the Company's 2000 Performance Equity Plan in such proportion as is determined by each non-employee director. If a non-employee director elects to be paid in stock, either in full or in part, the number of shares of common stock to be issued will be determined by dividing the dollar amount of the stipend and meeting fees earned during the quarter (or a percentage thereof, if the non-employee director elects to receive stock payment in part) by the last sale price of the Company's common stock on the last trading day of each calendar quarter in which the fees were earned.

         The Company will pay or reimburse each non-employee director for all transportation, hotel and other expenses reasonably incurred by the non-employee director in connection with attendance at board and committee meetings against itemized reports and receipts submitted with respect to any such expenses and approved in accordance with the Company's customary procedures.

         On December 6, 2004, each non-employee director of the Company received a one-time grant of non-qualified options to purchase 12,000 shares of the
Company's common stock under the Company's 2000 Performance Equity Plan, at an exercise price of $1.36 per share, exercisable immediately and until the close of business on December 5, 2014. The non-employee directors of the Company are
Peter Cole, John Eisel, Michael Salberg and Joel Simon.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits:

           10.13   Non-Employee Director Compensation Plan, adopted by the
                   board of directors of Movie Star, Inc. on December 6, 2004

           10.14   Form of Non-Employee Director Non-Qualified Stock Option
                   Agreement

                                       2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004          MOVIE STAR, INC.

                              By: /s/ Thomas Rende
                                  -------------------------------------------
                                  Thomas Rende
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

                                       3